UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
This report constitutes Amendment No. 1 to Registrant’s Current Report on Form 8-K dated August 6, 2009
Double Eagle Petroleum Co.
(Exact name of registrant as specified in its charter)

Maryland	0-1-33571	830214692

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1675 Broadway, Suite 2200, Denver, Colorado	80202

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (303) 794-8445
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
On August 6, 2009, Double Eagle Petroleum Co. a Maryland corporation (the “Company” or “Double Eagle”), filed a Form 8-K to report that it had completed its acquisition (the “Merger”) of Petrosearch Corporation, a Nevada corporation (“Petrosearch”), pursuant to a previously announced Agreement and Plan of Merger dated as of March 30, 2009, by and among Double Eagle, Petrosearch, and DBLE Acquisition Corporation, a Nevada corporation and wholly-owned subsidiary of the Double Eagle. This Form 8-K/A is being filed to furnish the required financial statements and pro forma financial information relating to the Petrosearch acquisition as required by Item 9.01 of Form 8-K.
Item 9.01 Financial Statements and Exhibits
(a) Financial Statements of Business Acquired. The audited financial statements of Petrosearch as of December 31, 2008 and for the years ended December 31, 2008 and 2007, and the notes related thereto, are filed as Exhibit 99.1 to this Form 8-K/A and are incorporated herein by reference. The unaudited financial statements of Petrosearch as of June 30, 2009 and for the six months ended June 30, 2009 and June 30, 2008, and the notes related thereto, are filed as Exhibit 99.2 to this Form 8-K/A and are incorporated herein by reference.
(b) Pro Forma Financial Information. The unaudited pro forma condensed combined financial information of the Company as of June 30, 2009 and for the six months ended June 30, 2009 and for the year ended December 31, 2008, giving effect to the acquisition of Petrosearch, and the notes related thereto, are filed as Exhibit 99.3 to this Form 8-K/A and are incorporated herein by reference.
(d) Exhibits. The following exhibits are being filed herewith.

Exhibit
Number	Description
23.1	Consent of Ham, Langston & Brezina, L.L.P.

23.2	Consent of Ryder Scott Company, LP

99.1	Petrosearch Energy Corporation Financial Statements

99.2	Petrosearch Energy Corporation Unaudited Interim Financial Statements

99.3	Unaudited Pro Forma Condensed Combined Financial Statements

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMPANY NAME
Date: October 19, 2009	By:	/s/ Kurtis Hooley
		Name:	Kurtis Hooley
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
23.1	Consent of Ham, Langston & Brezina, L.L.P.

23.2	Consent of Ryder Scott Company, LP

99.1	Petrosearch Energy Corporation Financial Statements

99.2	Petrosearch Energy Corporation Unaudited Interim Financial Statements

99.3	Unaudited Pro Forma Condensed Combined Financial Statements